Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements

On August 15, 2018 (the “Closing Date”) Affinion Group, LLC, a Delaware limited liability company (the “Seller”) and indirect wholly-owned subsidiary of Affinion Group Holdings, Inc. (“Affinion Holdings” and, together with its consolidated subsidiaries, “we”, “us” or “our”), completed the previously announced sale (the “Sale”) of all of the issued and outstanding membership interests of Affinion Benefits Group, LLC, a Delaware limited liability company (the “Company”), to AIS Holdco, LLC, a Delaware limited liability company (the “Purchaser”), an entity controlled by investment funds managed by affiliates of Mill Point Capital Partners, L.P., pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”), dated July 3, 2018, by and among Affinion Group, Inc., a Delaware corporation and wholly owned subsidiary of Affinion Holdings (“Affinion Group”), the Seller, the Company and the Purchaser.

The consideration paid to the Seller consisted of $550.0 million in cash, subject to certain adjustments in respect of, among other things, cash, indebtedness and working capital as of the Closing Date. Immediately following the closing of the Sale, Affinion Group repaid approximately $466.7 million principal amount of long-term debt plus associated repayment premium of $14.0 million and retained the flexibility to use the remainder of the net cash proceeds for reinvestment with consent of the agent under the 2017 Credit Facility, as described below.

The Sale constituted a significant disposition for purposes of Item 2.01 of the Current Report on Form 8-K of Affinion Holdings dated as of August 15, 2018 relating to the closing of the Sale (the “Affinion Holdings Closing Form 8-K”). As a result, Affinion Holdings prepared the accompanying unaudited pro forma condensed consolidated financial statements in accordance with Article 11 of Regulation S-X to be filed as Exhibit 99.2 to the Affinion Holdings Closing Form 8-K. Based on its magnitude, the Sale represents a significant strategic shift that has a material effect on Affinion Holdings’ operations and financial results. Accordingly, Affinion Holdings has applied discontinued operations treatment for the Sale as required by Accounting Standards Codification 205-20 – Discontinued Operations (ASC 205-20). Income tax provision amounts attributable to discontinued operations were determined pursuant to the intraperiod tax allocation method in accordance with Accounting Standards Codification 740, Income Taxes.

The following unaudited pro forma condensed consolidated financial statements of Affinion Holdings include the unaudited pro forma condensed consolidated balance sheet as of June 30, 2018 (the “unaudited pro forma condensed consolidated balance sheet”) and the unaudited pro forma condensed consolidated statements of income (loss) for the six months ended June 30, 2018 and for each of the fiscal years ended December 31, 2017, 2016, and 2015 (the “unaudited pro forma condensed consolidated statements of income (loss)”), which present the historical results of operations and financial position of Affinion Holdings adjusted to reflect the impact of the Sale and certain pro forma adjustments determined to be directly attributable to the Sale, factually supportable and with respect to the unaudited pro forma condensed consolidated statements of income (loss), expected to have a continuing impact on Affinion Holdings’ results. The unaudited pro forma condensed consolidated balance sheet is presented as if the Sale had occurred on June 30, 2018. The unaudited pro forma condensed consolidated statements of income (loss) for the six month period ended June 30, 2018 and for the fiscal years ended December 31, 2017, 2016 and 2015 are presented as if the Sale had occurred on January 1, 2015. The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the filing of the Affinion Holdings Closing Form 8-K.

The unaudited pro forma condensed consolidated financial statements were based on and derived from our historical consolidated financial statements, adjusted to reflect discontinued operations presentation as required by ASC 205-20, as appropriate, and for those amounts which were determined to be directly attributable to the Sale, factually supportable, and with respect to the unaudited pro forma condensed consolidated statements of income (loss), expected to have a continuing impact on Affinion Holdings’ results. Actual adjustments, however, may differ materially from the information presented.

For purposes of the unaudited pro forma condensed consolidated balance sheet and the allocation of interest expense to the Insurance business for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016 and 2015, the principal amount of long term debt assumed to be repaid from the net cash proceeds from the Sale was $520.0 million, plus the associated prepayment premium of $15.6 million. However, under the terms of the 2017 Credit Facility, Affinion Holdings is entitled to retain up to $50.0 million of the net proceeds from the Sale for a period of up to nine months to be used for reinvestment with consent of the agent under the 2017 Credit Facility. Any such proceeds remaining after nine months are required to be used to prepay term loans under the 2017 Credit Facility. Accordingly, the actual application of the net cash proceeds from the Sale may differ from the assumed use of net cash proceeds reflected in the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma financial information is subject to adjustments and is presented for informational purposes only and does not purport to represent what Affinion Holdings’ results of operations or financial position would actually have been if the Sale had in fact occurred on the dates discussed above. It also does not project or forecast Affinion Holdings’ consolidated results of operations or financial position for any future date or period. These unaudited pro forma condensed consolidated financial statements have been developed from and should be read in conjunction with, the audited consolidated financial statements and notes thereto included in Affinion Holdings’ Annual Report on Form 10-K for the year ended December 31, 2017 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 1, 2018 and amended on March 16, 2018 and Affinion Holdings’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018 as filed with the SEC on July 26, 2018. Such historical consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. Because the Sale qualifies as a discontinued operation that has not been reflected in Affinion Holdings’ Annual Report on Form 10-K for the year ended December 31, 2017, pro forma income statements are provided herein for all historical financial statement periods that are presented in the Affinion Holdings’ Annual Report on Form 10-K for the year ended December 31, 2017.

AFFINION GROUP HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2018

(In millions, except share amounts)

(unaudited)

	Historical	Sale (a)	Pro Forma Adjustments (b)	Pro Forma
Assets
Current assets:
Cash and cash equivalents	$49.8	$544.1	$(535.6)	$58.3
Restricted cash	10.4	—	—	10.4
Receivables (net of allowance for doubtful accounts of $8.0)	157.9	—	—	157.9
Prepaid commissions	35.8	—	—	35.8
Other current assets	74.1	—	—	74.1
Current assets held for sale	34.4	(34.4)	—	—

Total current assets	362.4	509.7	(535.6)	336.5
Property and equipment, net	97.3	—	—	97.3
Goodwill	177.8	—	—	177.8
Other intangibles, net	33.9	—	—	33.9
Other non-current assets	26.9	—	—	26.9
Non-current assets held for sale	84.8	(84.8)	—	—

Total assets	$783.1	$424.9	$(535.6)	$672.4

Liabilities and Deficit
Current liabilities:
Current portion of long-term debt	$18.8	$—	$—	$18.8
Accounts payable and accrued expenses	309.7	—	—	309.7
Deferred revenue	39.8	—	—	39.8
Income taxes payable	3.6	—	—	3.6
Current liabilities held for sale	49.8	(49.8)	—	—

Total current liabilities	421.7	(49.8)	—	371.9
Long-term debt	1,917.9	—	(520.0)	1,397.9
Deferred income taxes	6.8	—	—	6.8
Deferred revenue	3.5	—	—	3.5
Other long-term liabilities	33.9	—	—	33.9
Non-current liabilities held for sale	9.3	(9.3)	—	—

Total liabilities	2,393.1	(59.1)	(520.0)	1,814.0

Commitments and contingencies
Deficit:
Common Stock, $0.01 par value, 520,000,000 shares authorized, 9,157,071 shares issued and outstanding	0.1	—	—	0.1
Class C Common Stock, $0.01 par value, 10,000,000 shares authorized, 434,897 shares issued and 433,813 shares outstanding	—	—	—	—
Class D Common Stock, $0.01 par value, 10,000,000 shares authorized, 457,784 shares issued and 456,643 shares outstanding	—	—	—	—
Additional paid in capital	413.3	—	—	413.3
Warrants	31.1	—	—	31.1
Accumulated deficit	(2,042.9)	484.0	(15.6)	(1,574.5)
Accumulated other comprehensive income	(11.8)	—	—	(11.8)
Treasury stock, at cost, 1,084 Class C and 1,141 Class D shares	(1.1)	—	—	(1.1)

Total Affinion Group Holdings, Inc. deficit	(1,611.3)	484.0	(15.6)	(1,142.9)
Non-controlling interest in subsidiary	1.3	—	—	1.3

Total deficit	(1,610.0)	484.0	(15.6)	(1,141.6)

Total liabilities and deficit	$783.1	$424.9	$(535.6)	$672.4

(a)

Reflects the elimination of the assets and liabilities of the Insurance business, receipt of $550.0 million of sale proceeds, payment of $5.9 million of transaction fees and recognition of a $484.0 million gain on sale, net of taxes, as if the Sale had occurred on June 30, 2018. A tax rate of 0% is applied to the gain on sale, as Affinion Holdings has a full valuation allowance recorded against its deferred tax assets.

(b)

Reflects the use of $535.6 million of net cash proceeds from the Sale to repay $520.0 million of term loans under the 2017 Credit Facility and to pay a $15.6 million prepayment premium in accordance with the 2017 Credit Facility.

AFFINION GROUP HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)

FOR THE SIX MONTHS ENDED JUNE 30, 2018

(In millions, except share and per share amounts)

(unaudited)

	Historical	Pro Forma Adjustments (a)	Pro Forma Balances
Net revenues	$368.3	$—	$368.3

Expenses:
Cost of revenues, exclusive of depreciation and amortization shown separately below:
Marketing and commissions	66.5	—	66.5
Operating costs	167.1	—	167.1
General and administrative	61.9	—	61.9
Facility exit costs	0.8	—	0.8
Depreciation and amortization	23.5	—	23.5

Total expenses	319.8	—	319.8

Income from operations	48.5	—	48.5
Interest income	0.1	—	0.1
Interest expense	(94.6)	—	(94.6)
Other expense, net	(0.3)	—	(0.3)

Loss from continuing operations before income taxes	(46.3)	—	(46.3)
Income tax provision	(0.9)	—	(0.9)

Loss from continuing operations, net of tax	(47.2)	—	(47.2)
Less: net income attributable to non-controlling interest	(0.7)	—	(0.7)

Loss from continuing operations attributable to Affinion Group Holdings, Inc.	$(47.9)	$—	$(47.9)

Loss from continuing operations per share attributable to holders of Common Stock
Basic	$(3.53)		$(3.53)

Diluted	$(3.53)		$(3.53)

Weighted average common shares outstanding
Basic	13,628,871		13,628,871

Diluted	13,628,871		13,628,871

(a)

Amounts reported on Affinion Holdings’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018 as filed with the SEC on July 26, 2018 present the results of operations of the Insurance business as discontinued operations. Therefore, no adjustments are necessary to present the pro forma condensed consolidated statement of income (loss) for the six months ended June 30, 2018.

AFFINION GROUP HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2017

(In millions, except share and per share amounts)

(unaudited)

	Historical	Sale (a)	Pro Forma
Net revenues	$953.1	$(229.0)	$724.1

Expenses:
Cost of revenues, exclusive of depreciation and amortization shown separately below:
Marketing and commissions	308.2	(134.7)	173.5
Operating costs	362.1	(9.8)	352.3
General and administrative	93.8	(8.0)	85.8
Facility exit costs	1.4	(0.5)	0.9
Depreciation and amortization	46.8	(1.5)	45.3

Total expenses	812.3	(154.5)	657.8

Income from operations	140.8	(74.5)	66.3
Interest income	0.3	(0.1)	0.2
Interest expense	(186.5)	43.5	(143.0)
Gain on extinguishment of debt	3.5	—	3.5
Other expense, net	(0.4)	—	(0.4)

Loss from continuing operations before income taxes	(42.3)	(31.1)	(73.4)
Income tax benefit	17.9	9.4	27.3

Loss from continuing operations, net of tax	(24.4)	(21.7)	(46.1)
Less: net income attributable to non-controlling interest	(0.8)	—	(0.8)

Loss from continuing operations attributable to Affinion Group Holdings, Inc.	$(25.2)	$(21.7)	$(46.9)

Loss from continuing operations per share attributable to holders of Common Stock
Basic	$(2.12)		$(3.93)

Diluted	$(2.12)		$(3.93)

Weighted average common shares outstanding
Basic	11,922,131		11,922,131

Diluted	11,922,131		11,922,131

(a)

Reflects the elimination of the results of operations of the Insurance business as if the Sale had occurred on January 1, 2015. This adjustment includes the elimination of interest expense allocable to the Insurance business in accordance with ASC 205-20-45-6, Discontinued Operations.

AFFINION GROUP HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2016

(In millions, except share and per share amounts)

(unaudited)

	Historical	Sale (a)	Pro Forma
Net revenues	$969.4	$(227.4)	$742.0

Expenses:
Cost of revenues, exclusive of depreciation and amortization shown separately below:
Marketing and commissions	335.7	(135.0)	200.7
Operating costs	327.2	(8.8)	318.4
General and administrative	116.0	(7.0)	109.0
Facility exit costs	0.8	0.3	1.1
Depreciation and amortization	56.7	(1.9)	54.8

Total expenses	836.4	(152.4)	684.0

Income from operations	133.0	(75.0)	58.0
Interest income	0.5	—	0.5
Interest expense	(109.9)	35.1	(74.8)
Other income, net	0.1	—	0.1

Income (loss) from continuing operations before income taxes	23.7	(39.9)	(16.2)
Income tax provision	(7.4)	3.8	(3.6)

Income (loss) from continuing operations, net of tax	16.3	(36.1)	(19.8)
Less: net income attributable to non-controlling interest	(0.6)	—	(0.6)

Income (loss) from continuing operations attributable to Affinion Group Holdings, Inc.	$15.7	$(36.1)	$(20.4)

Income (loss) from continuing operations per share attributable to holders of Common Stock
Basic	$1.74		$(2.23)

Diluted	$1.74		$(2.23)

Weighted average common shares outstanding
Basic	9,104,191		9,104,191

Diluted	9,104,983		9,104,983

(a)

Reflects the elimination of the results of operations of the Insurance business as if the Sale had occurred on January 1, 2015. This adjustment includes the elimination of interest expense allocable to the Insurance business in accordance with ASC 205-20-45-6, Discontinued Operations.

AFFINION GROUP HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2015

(In millions, except share and per share amounts)

(unaudited)

	Historical	Sale (a)	Pro Forma
Net revenues	$1,169.8	$(231.3)	$938.5

Expenses:
Cost of revenues, exclusive of depreciation and amortization shown separately below:
Marketing and commissions	448.7	(145.8)	302.9
Operating costs	385.2	(8.7)	376.5
General and administrative	115.6	(7.6)	108.0
Impairment of goodwill and other long-lived assets	93.2	—	93.2
Facility exit costs	1.8	—	1.8
Depreciation and amortization	89.8	(4.7)	85.1

Total expenses	1,134.3	(166.8)	967.5

Income (loss) from operations	35.5	(64.5)	(29.0)
Interest income	1.8	—	1.8
Interest expense	(215.6)	35.1	(180.5)
Gain on extinguishment of debt	318.9	—	318.9
Other income, net	1.2	—	1.2

Income from continuing operations before income taxes	141.8	(29.4)	112.4
Income tax provision	(5.9)	1.5	(4.4)

Income from continuing operations, net of tax	135.9	(27.9)	108.0
Less: net income attributable to non-controlling interest	(0.6)	—	(0.6)

Income from continuing operations attributable to Affinion Group Holdings, Inc.	$135.3	$(27.9)	$107.4

Income (loss) from continuing operations per share attributable to holders of Class A and Class B Stock
Basic	$0.14		$(0.22)

Diluted	$0.09		$(0.14)

Income from continuing operations per share attributable to holders of Common Stock
Basic	$95.07		$93.22

Diluted	$95.07		$93.22

Weighted average shares of Class A and Class B Stock outstanding
Basic	72,290,489		72,290,489

Diluted	111,115,679		111,115,679

Weighted average common shares outstanding
Basic	1,320,401		1,320,401

Diluted	1,320,401		1,320,401

(a)

Reflects the elimination of the results of operations of the Insurance business as if the Sale had occurred on January 1, 2015. This adjustment includes the elimination of interest expense allocable to the Insurance business in accordance with ASC 205-20-45-6, Discontinued Operations.